UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 22, 2008
Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

Restructuring of Term Loans

On August 22, 2008, certain subsidiaries (collectively, the “Goldman Mortgage Loan Borrowers”) of Gramercy Capital Corp. (the “Company”) amended their mortgage loan agreement  with Goldman Sachs Mortgage Company (“GSMC”), successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. (“Citicorp”) and SL Green Realty Corp. (“SLG”) in connection with a mortgage loan in the original amount of $250,000,000 made on April 1, 2008, which is secured by mortgages on certain properties owned or ground leased by the Goldman Mortgage Loan Borrowers (the “Amended Goldman Mortgage Loan”).  The terms of the Amended Goldman Mortgage Loan were negotiated between GSMC and Citicorp.  SLG, which is an affiliate of the Company, did not participate in establishing the terms of the Amended Goldman Mortgage Loan.  The Amended Goldman Mortgage Loan matures on March 9, 2010, with a single one year extension option.  In addition, the Amended Goldman Mortgage Loan bears interest at a floating rate of interest based on LIBOR with a spread of 1.98790426724%.  The Amended Goldman Mortgage Loan also provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable under the Amended Goldman Mortgage Loan.  The foregoing descriptions of the Amended Goldman Mortgage Loan is qualified in its entirety by reference to the text of the Amended Goldman Mortgage Loan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 22, 2008, certain subsidiaries of the Company (collectively, the “Senior Mezzanine Borrowers”) amended and restated their mezzanine loan agreement with GSMC, successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp and SLG in connection with a mezzanine loan in the original amount of $600,000,000 (the “Original Goldman Mezzanine Loan”) in order to bifurcate the Original Goldman Mezzanine Loan into a senior mezzanine loan in the amount of $500,000,000 (the “Goldman Senior Mezzanine Loan”) and a junior mezzanine loan in the amount of $99,329,673.13, which amount was decreased from $100,000,000 as a result of the prepayment of the Original Goldman Mezzanine Loan (the “Goldman Junior Mezzanine Loan”).   As a result of the restructuring of the Original Goldman Mezzanine Loan, SLG was not a lender under the Goldman Senior Mezzanine Loan but remained a lender under the Goldman Junior Mezzanine Loan.

The Goldman Senior Mezzanine Loan is secured by pledges of certain equity interests owned by the Senior Mezzanine Borrowers and any amounts receivable by the Senior Mezzanine Borrowers whether by way of distributions or other sources.  The Goldman Senior Mezzanine Loan matures on March 9, 2010, with a single one year extension option.  The Goldman Senior Mezzanine Loan bears interest at a floating rate of interest based on LIBOR with a spread of 5.20%.  It also  provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable under the Goldman Senior Mezzanine Loan.  In addition, under certain circumstances, the Goldman Senior Mezzanine Loan is cross-defaulted with events of default under the Amended Goldman Mortgage Loan and with other mortgage loans pursuant to which a subsidiary of American Financial Realty Trust, an indirect wholly owned subsidiary of the Company (“AFR”), is the mortgagor (such mortgage loans, collectively, the “Encumbered Property Debt”).  The foregoing description of the Goldman Senior Mezzanine Loan is qualified in its entirety by reference to the text of the Goldman Senior Mezzanine Loan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Goldman Junior Mezzanine Loan is secured by a pledge of all of the equity interests owned by GKK Stars Junior Mezz 2 LLC, a subsidiary of the Company (the “Junior Mezzanine Borrower”) and any amounts receivable by the Junior Mezzanine Borrower whether by way of distributions or other sources.    The terms of the Goldman Junior Mezzanine Loan were negotiated between GSMC and Citicorp.  SLG did not participate in establishing the terms of the Goldman Junior Mezzanine Loan.  The Goldman Junior Mezzanine Loan matures on March 9, 2010, with a single one year extension option.  The Goldman Junior Mezzanine Loan bears interest at a floating rate of interest based on LIBOR with a spread of 6.00%.  It also provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable under the Goldman Junior Mezzanine Loan.  In addition, under certain circumstances, the Goldman Junior Mezzanine Loan is cross-defaulted with events of default under the Goldman Senior Mezzanine Loan, the Amended Goldman Mortgage Loan and the Encumbered Property Debt.  The foregoing description of the Goldman Junior Mezzanine Loan is qualified in its entirety by reference to the text of the Goldman Junior Mezzanine Loan, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

 (d)                  Exhibits

Exhibit No.	Description

10.1

Amendment to Loan Agreement, dated as of August 22, 2008, among Goldman Sachs Mortgage Company, Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, and certain subsidiaries of Gramercy Capital Corp., as borrower.

10.2

Amended and Restated Senior Mezzanine Loan Agreement, dated as of August 22, 2008, among Goldman Sachs Mortgage Company and Citicorp North America, Inc., collectively, as lender, and American Financial Realty Trust, First States Group, L.P., GKK Stars Acquisition LLC, First States Group, LLC, and certain subsidiaries of Gramercy Capital Corp., as borrower.

10.3

Junior Mezzanine Loan Agreement, dated as of August 22, 2008, among Goldman Sachs Mortgage Company, Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, and GKK Stars Junior Mezz 2 LLC, as borrower.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2008

GRAMERCY CAPITAL CORP.

By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1

Amendment to Loan Agreement, dated as of August 22, 2008, among Goldman Sachs Mortgage Company, Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, and certain subsidiaries of Gramercy Capital Corp., as borrower.

10.2

Amended and Restated Senior Mezzanine Loan Agreement, dated as of August 22, 2008, among Goldman Sachs Mortgage Company and Citicorp North America, Inc., collectively, as lender, and American Financial Realty Trust, First States Group, L.P., GKK Stars Acquisition LLC, First States Group, LLC, and certain subsidiaries of Gramercy Capital Corp., as borrower.

10.3

Junior Mezzanine Loan Agreement, dated as of August 22, 2008, among Goldman Sachs Mortgage Company, Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, and GKK Stars Junior Mezz 2 LLC, as borrower.